COMPUTATIONAL MATERIALS

GMAC RFC (GRAPHIC OMITTED)

Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-RS6

RAMP Series 2005-RS6 Trust

Issuer

Residential Asset MORTGAGE PRODUCTS

Depositor

Residential Funding Corporation

Master Servicer

June 21, 2005

CREDIT SUISSE FIRST BOSTON (GRAPHIC OMITTED)

Disclaimer

 The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB"). The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the securities. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the securities discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the securities ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained without charge by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Excess Spread
Period	FORWARD 1M LIBOR CURVE	FORWARD 6M LIBOR CURVE	sTATIC LIBOR(1)	FORWARD LIBOR(1)	Period	FORWARD 1M LIBOR CURVE	FORWARD 6m LIBOR CURVE	sTATIC LIBOR(1)	FORWARD LIBOR(1)
1	3.30	3.66	N/A	N/A	39	4.34	4.41	4.02	3.67
2	3.44	3.75	2.27	2.27	40	4.35	4.42	4.13	3.80
3	3.58	3.83	2.27	2.27	41	4.36	4.43	4.03	3.67
4	3.68	3.90	2.39	2.38	42	4.37	4.45	4.13	3.82
5	3.77	3.95	2.39	2.38	43	4.39	4.46	4.03	3.67
6	3.93	3.99	2.41	2.39	44	4.40	4.47	4.03	3.66
7	3.92	4.01	2.40	2.37	45	4.41	4.49	4.34	4.05
8	3.93	4.04	2.40	2.37	46	4.43	4.50	4.03	3.64
9	3.97	4.07	2.47	2.43	47	4.44	4.51	4.13	3.77
10	3.98	4.11	2.42	2.37	48	4.45	4.53	4.02	3.66
11	4.00	4.15	2.45	2.39	49	4.47	4.54	4.12	3.77
12	4.05	4.20	2.43	2.36	50	4.48	4.55	4.01	3.62
13	4.10	4.24	2.47	2.37	51	4.49	4.56	4.01	3.61
14	4.14	4.28	2.45	2.33	52	4.50	4.56	4.10	3.72
15	4.19	4.32	2.45	2.31	53	4.51	4.57	4.00	3.58
16	4.23	4.35	2.49	2.34	54	4.52	4.58	4.09	3.72
17	4.27	4.38	2.46	2.29	55	4.53	4.58	3.98	3.57
18	4.31	4.40	2.50	2.32	56	4.53	4.58	3.98	3.56
19	4.34	4.42	2.47	2.26	57	4.54	4.58	4.28	3.95
20	4.36	4.42	2.47	2.24	58	4.54	4.58	3.97	3.55
21	4.38	4.43	2.60	2.38	59	4.54	4.58	4.07	3.69
22	4.39	4.42	2.48	2.22	60	4.54	4.58	3.98	3.57
23	4.40	4.41	2.79	2.50	61	4.54	4.58	4.21	3.61
24	4.39	4.40	4.04	3.67	62	4.53	4.58	4.08	3.46
25	4.38	4.39	4.12	3.78	63	4.53	4.58	4.08	3.45
26	4.37	4.38	4.01	3.65	64	4.53	4.58	4.20	3.61
27	4.36	4.37	4.00	3.64	65	4.53	4.59	4.08	3.45
28	4.34	4.36	4.08	3.76	66	4.53	4.59	4.20	3.61
29	4.33	4.35	3.98	3.64	67	4.54	4.60	4.08	3.44
30	4.32	4.34	4.07	3.75	68	4.54	4.61	4.08	3.44
31	4.31	4.34	3.97	3.63	69	4.55	4.62	4.45	3.91
32	4.30	4.34	3.96	3.63	70	4.56	4.63	4.08	3.42
33	4.29	4.34	4.15	3.87	71	4.57	4.64	4.20	3.58
34	4.29	4.35	3.94	3.62	72	4.58	4.65	4.08	3.43
35	4.29	4.36	4.11	3.82	73	4.59	4.66	4.21	3.58
36	4.30	4.37	4.03	3.73	74	4.60	4.67	4.09	3.41
37	4.31	4.38	4.13	3.84	75	4.61	4.69	4.09	3.40
38	4.32	4.39	4.00	3.66	76	4.63	4.70	4.21	3.55

(1) Assumes the Pricing Prepayment Speed.

CSFB Contacts
	name	phone extension
Asset Finance:	Brendan J. Keane	(212) 325-6459
	John Herbert	(212) 325-2412
	Kenny Rosenberg	(212) 325-3587
	Ryan T. Stroker	(212) 325-0391
	Kashif Gilani - Collateral	(212) 325-8697
	Carrina Chan - Structuring	(212) 325-2384

Asset Backed Syndication:	Tricia Hazelwood	(212) 325-8549
	Melissa Simmons	(212) 325-8549
	Jim Drvostep	(212) 325-8549